SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    December 2, 1998


                            USA SERVICE SYSTEMS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Colorado                          0-2095              84-1039267
       --------                          ------              ----------
(State or other jurisdiction        (Commission File        (IRS Employer
     or incorporation)                  Number)           Identification No.)


                 10770 Wiles Road, Coral Springs, Florida 33076
                 ----------------------------------------------
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code       (954) 752-4289
                                                         --------------


                 -----------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a) Audited Financial Statements of USA Service Systems, Inc. for the year ended August 31, 1998.

--------------------------------------------------------------------------------







                            USA SERVICE SYSTEMS, INC.
                              FINANCIAL STATEMENTS
                                 AUGUST 31, 1998






--------------------------------------------------------------------------------

C O N T E N T S
                                                                         Page
--------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT                                               1

FINANCIAL STATEMENTS

         Balance Sheet                                                     2

         Statements of Operations                                          3

         Statements of Changes in Deficiency in Assets                     4

         Statements of Cash Flows                                          5

         Notes to Financial Statements                                  6 - 13

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------


To the Board of Directors and Stockholders
USA Service Systems, Inc.
Coral Springs, Florida


We have audited the accompanying balance sheet of USA Service Systems, Inc. as of August 31, 1998, and the related statements of operations, changes in deficiency in assets and cash flows for the year then ended and for the period from inception (December 11, 1996) through August 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of USA Service Systems, Inc. as of August 31, 1998 and the results of its operations and its cash flows for the year then ended and for the period from inception (December 11, 1996) through August 31, 1997, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered operating losses and negative cash flows from operations since inception and had a deficiency in assets at August 31, 1998, raising substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



December 18, 1998, except for the fourth and fifth paragraphs of Note 2, to which the date is January 31, 1999
Miami, Florida

USA SERVICE SYSTEMS, INC.
BALANCE SHEET
AUGUST 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------------------------------------------

CURRENT ASSETS
     Cash                                                                                                    $           3,075
     Accounts receivable, net of allowance for doubtful
         accounts of $30,305 (Note 4)                                                                                   70,023
------------------------------------------------------------------------------------------------------------------------------------
         Total current assets                                                                                           73,098

PROPERTY AND EQUIPMENT (NOTE 5)                                                                                         19,694
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                             $          92,792
====================================================================================================================================
LIABILITIES AND DEFICIENCY IN ASSETS
====================================================================================================================================

CURRENT LIABILITIES
     Accounts payable                                                                                        $          44,202
     Accrued liabilities                                                                                                15,236
     Convertible debt (Note 6)                                                                                          25,000
     Notes payable (Note 6)                                                                                             80,910
------------------------------------------------------------------------------------------------------------------------------------
         Total current liabilities                                                                                     165,348
------------------------------------------------------------------------------------------------------------------------------------

CONVERTIBLE DEBT (NOTE 6)                                                                                              200,000
------------------------------------------------------------------------------------------------------------------------------------

COMMITMENTS AND CONTINGENCIES (NOTE 9)

DEFICIENCY IN ASSETS (NOTE 7)
     Common stock, $.001 par value, 20,000,000 shares
         authorized; 1,562,250 shares issued and outstanding                                                             1,562
     Additional paid-in-capital                                                                                        141,463
     Accumulated deficit                                                                                   (           415,581)
------------------------------------------------------------------------------------------------------------------------------------
         Total deficiency  in assets                                                                       (           272,556)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                             $          92,792
====================================================================================================================================

                             See accompanying notes.

USA SERVICE SYSTEMS, INC.
STATEMENTS OF OPERATIONS
YEAR ENDED AUGUST 31, 1998 AND FOR THE PERIOD FROM
INCEPTION (DECEMBER 11, 1996) THROUGH AUGUST 31, 1997
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Year Ended              Period Ended
                                                                                      August 31, 1998          August 31, 1997
------------------------------------------------------------------------------------------------------------------------------------
NET SALES                                                                           $         350,901        $               -

COST OF SALES                                                                                 281,045                        -
------------------------------------------------------------------------------------------------------------------------------------

GROSS PROFIT                                                                                   69,856                        -

GENERAL AND ADMINISTRATIVE EXPENSES                                                           442,050                   43,387
------------------------------------------------------------------------------------------------------------------------------------

NET LOSS                                                                          ( $         372,194)     ( $          43,387)
====================================================================================================================================

                             See accompanying notes.

USA SERVICE SYSTEMS, INC.
STATEMENTS OF CHANGES IN DEFICIENCY IN ASSETS
YEAR ENDED AUGUST 31, 1998 AND FOR THE PERIOD FROM
INCEPTION (DECEMBER 11, 1996) THROUGH AUGUST 31, 1997
----------------------------------------------------------------------------------------------------------------------
                                                                                  Common Stock
                                                            ----------------------------------------------------------
                                                                  Shares            Warrants           Par Value
----------------------------------------------------------------------------------------------------------------------
BALANCES - DECEMBER 11, 1996 (INCEPTION)                                  -                  -      $           -

Issuance of common stock to founding stockholders                 1,500,000                  -              1,500

Net loss - period from inception through August 31, 1997                  -                  -                  -
----------------------------------------------------------------------------------------------------------------------

BALANCES - AUGUST 31, 1997                                        1,500,000                  -              1,500

Issuance of common  stock and  warrants in  connection  with
     equity and debt financings (Note 7)                             62,250            264,500                 62

Common stock and warrant equity financing issue costs (Note 7)            -                  -                  -


Capital  contributions  represented  by costs  and  expenses
     paid by founding stockholders on behalf of the Company               -                  -                  -

Net loss - year ended August 31, 1998                                     -                                     -
----------------------------------------------------------------------------------------------------------------------


BALANCES, AUGUST 31, 1998                                         1,562,250            264,500      $       1,562
======================================================================================================================


(RESTUBBED TABLE)
--------------------------------------------------------------------------------------------------------------------------
                                                                     Additional
                                                                      Paid-in          Accumulated
                                                                      Capital            Deficit             Total
--------------------------------------------------------------------------------------------------------------------------


BALANCES - DECEMBER 11, 1996 (INCEPTION)                        $           -      $           -      $           -

Issuance of common stock to founding stockholders                      55,965                  -             57,465

Net loss - period from inception through August 31, 1997                    -    (        43,387)   (        43,387)
------------------------------------------------------------------------------------------------------------------------

BALANCES - AUGUST 31, 1997                                             55,965    (        43,387)            14,078

Issuance of common  stock and  warrants in  connection  with
     equity and debt financings (Note 7)                               77,750                  -             77,812

Common stock and warrant equity financing issue costs (Note 7)    (    39,952)                 -             39,952)


Capital  contributions  represented  by costs  and  expenses
     paid by founding stockholders on behalf of the Company            47,700                  -             47,700

Net loss - year ended August 31, 1998                                       -    (       372,194)   (       372,194)
------------------------------------------------------------------------------------------------------------------------


BALANCES, AUGUST 31, 1998                                       $     141,463    (  $    415,581)   (      $272,556)
======================================================================================================================

                             See accompanying notes.

USA SERVICE SYSTEMS, INC.
STATEMENTS OF CASH FLOWS
YEAR ENDED AUGUST 31, 1998 AND FOR THE PERIOD FROM
INCEPTION (DECEMBER 11, 1996) THROUGH AUGUST 31, 1997
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        Year Ended              Period Ended
                                                                                      August 31, 1998          August 31, 1997
-----------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
     Net loss                                                                     ( $         372,194)     ( $          43,387)
-----------------------------------------------------------------------------------------------------------------------------------
     Adjustments to reconcile net loss to net cash
         used in operating activities
         Depreciation                                                                           3,259                        -
         Provision for doubtful accounts                                                       30,305                        -
         Changes in operating assets and liabilities:
              (Increase) in accounts receivable                                   (           100,328)                       -
              Increase in accounts payable                                                     44,202                        -
              Increase in accrued expenses                                                     15,236                        -
-----------------------------------------------------------------------------------------------------------------------------------
                  Total adjustments                                               (             7,326)                       -
-----------------------------------------------------------------------------------------------------------------------------------
                           Net cash used in operating activities                  (           379,520)     (            43,387)
-----------------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
     Purchase of property and equipment                                           (             8,875)                       -
-----------------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Proceeds from notes payable                                                              355,910
     Repayments of notes payable                                                  (            50,000)
     Net proceeds from issuance of common stock, warrants,
         and capital contributions                                                             85,560                   43,387
-----------------------------------------------------------------------------------------------------------------------------------
                           Net cash provided by financing activities                          391,470                   43,387
-----------------------------------------------------------------------------------------------------------------------------------

NET INCREASE IN CASH                                                                            3,075                        -

CASH, BEGINNING                                                                                     -                        -
-----------------------------------------------------------------------------------------------------------------------------------

CASH, ENDING                                                                        $           3,075        $               -
===================================================================================================================================

Supplemental Disclosures:
-----------------------------------------------------------------------------------------------------------------------------------

     Interest paid                                                                  $           6,289        $               -
===================================================================================================================================

Non-cash Investing and Financing Activities
-----------------------------------------------------------------------------------------------------------------------------------

     Furniture and fixtures contributed by a founding stockholder
         of the Company                                                             $               -        $          14,078
===================================================================================================================================

                             See accompanying notes.

USA SERVICE SYSTEMS, INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
NOTE 1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------
                  Description of Business

                  USA Service Systems, Inc. (the "Company") formerly known as Consolidated Merchandising Services, Inc. (CMSI) and Univega Holding, Inc. was originally incorporated on December 11, 1996. From incorporation through August 31, 1997 the Company had nominal assets, liabilities and equity and no significant operating activity. As such, the Company was considered to be in the development stage.

                  Effective September 1, 1997, the Company commenced operations and was no longer considered to be in the development stage.

                  The Company provides in-store retail merchandising services to retail stores throughout the United States and intends to acquire and operate other entities in the same line of business. These services include, but are not limited to, the assembling of bicycles, exercise equipment and ready-to-assemble furniture, principally through the use of subcontractors.

                  The Company was capitalized principally through various debt fundings aggregating approximately $355,000, an equity funding providing for approximately $38,000, and founding shareholder capital contributions aggregating approximately $105,000.

                  Revenue Recognition

                  The Company recognizes revenue upon completion of the repair or assembly of the consumer product by the subcontractor.

                  Property and Equipment

                  Property and equipment is recorded at cost. Expenditures for major betterments and additions are charged to the asset accounts while replacements, maintenance and repairs which do not improve or extend the lives of the respective assets are charged to expense currently.

                  Depreciation

                  Depreciation is computed using the straight-line method based upon the estimated useful lives of the assets. The range of useful lives is as follows:

                         Computer and office equipment            3 - 7 years
                         Furniture and fixtures                   3 - 5 years

--------------------------------------------------------------------------------
NOTE 1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
--------------------------------------------------------------------------------

                  Use of Estimates

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the respective reporting period. Actual results could differ from those estimates.

                  The allowance for doubtful accounts is an estimate which is established through charges to earnings for estimated uncollectible amounts. Management's judgement in determining the adequacy of the allowance is based upon several factors which include, but are not limited to, the nature and volume of the accounts receivable and management's judgement with respect to current economic conditions and their impact on the receivable balances. It is reasonably possible the Company's estimate of the allowance for doubtful accounts could change in the near term.

                  The Company has recorded a net deferred tax asset of approximately $154,000 at August 31, 1998 which is offset by a valuation allowance of the same amount. Realization of the deferred tax asset is dependent on generating sufficient taxable income in the future. The amount of the deferred tax asset considered realizable could change in the near term if estimates of future taxable income are increased.

                  Concentration of Credit Risk

                  Financial instruments that potentially subject the Company to credit risk consist principally of cash and trade receivables.

                  From time to time, the Company maintains balances in financial institutions in excess of federally insured limits.

                  The Company performs services and extends credit based on an evaluation of the customers' financial condition without requiring collateral. Exposure to losses on receivables is expected to vary by customer due to the financial condition of each customer. The Company monitors exposure to credit losses and maintains allowances for anticipated losses considered necessary under the circumstances.

                  Income Taxes

                  The Company uses the liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are determined based on differences between financial statement and tax bases of assets and liabilities measured by the enacted tax rates in effect when these differences are expected to reverse. Valuation allowances are established when, at management's determination it is more likely than not that some or all of the asset will not be realized.

--------------------------------------------------------------------------------
NOTE 1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
--------------------------------------------------------------------------------

                  Impact of the "Year 2000" Computer Issue

                  Because computers frequently use only two digits to recognize years, on January 1, 2000, many computer systems, as well as equipment that uses embedded computer chips, may be unable to distinguish between the years 1900 and 2000. If not remediated, this problem could create system errors and failures resulting in the disruption of normal business operations. In the event the Company fails to identify or correct a material Year 2000 problem, there could be disruptions in normal business operations, which could have a material adverse effect on the Company's results of operations, liquidity or financial condition. Further, there may be some third parties, such as governmental agencies, utilities, telecommunication companies, vendors, suppliers and customers who may not be able to continue business with the Company due to their own year 2000 problems. There can be no assurance that any efforts made will fully mitigate the effect of Year 2000 issues.

--------------------------------------------------------------------------------
NOTE 2.           CONTINUITY OF OPERATIONS
--------------------------------------------------------------------------------

                  The Company has incurred significant operating losses since inception, of which approximately $43,000 relates to the period prior to commencement of operations, and approximately $372,000 subsequent thereto. Through the first quarter of the year ending August 31, 1999, the Company continued to experience operating losses.

                  The continuance of the Company is dependent upon, among other things, obtaining sufficient additional financing to fulfill cash flow requirements and planned acquisitions, and ultimately, the attainment of profitable operations.

                  Management believes that its liquidity problem is short-term in nature, and to this end has arranged for additional sources of financing as follows:

                     Holders of $200,000 of convertible debt outstanding at August 31, 1998, agreed to convert their debt into 250,000 shares of common stock, effective November 17, 1998 at $0.80 per share. Although such shares are considered outstanding on the effective date, the $200,000 consideration is classified by the Company as debt until such time as the Company received written authorization to convert the debt to equity.

                     From September 1, 1998 through January 31, 1999, 631,250 shares of common stock were sold, resulting in gross proceeds to the Company of $505,000.

                  With the conversion and offering described above and expected additional funding management is currently contemplating, the Company expects to meet its short-term working capital needs.

--------------------------------------------------------------------------------
NOTE 2.           CONTINUITY OF OPERATIONS (Continued)
--------------------------------------------------------------------------------

                  Regarding attaining profitable operations, the Company's operating plan provides for among other things, the following:

                     Pursuing alternatives to obtain $4,000,000 in financing to be used for the acquisition of certain businesses the Company is currently negotiating with.

                     Expanding geographic operations and the Company's revenue base.

                  No assurance can be given that the Company can achieve its operating plan or obtain additional sources of funds in the future. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

--------------------------------------------------------------------------------
NOTE 3.           ACQUISITIONS
--------------------------------------------------------------------------------

                  The Company has entered into letters of intent for the acquisition of four entities engaged in the same type of business as the Company. These companies are located in the Northeast, Southeast, Midwest and Western United States and have combined annual revenues in excess of $15,000,000.

--------------------------------------------------------------------------------
NOTE 4.           MAJOR CUSTOMER
--------------------------------------------------------------------------------

                  The Company's major source of revenues is from one customer. This customer accounted for 89% of net sales for the year ended August 31, 1998, and 86% of accounts receivable at August 31, 1998. The loss of this customer would have a material adverse effect on the Company.

--------------------------------------------------------------------------------
NOTE 5.           PROPERTY AND EQUIPMENT
--------------------------------------------------------------------------------

                  Property and equipment consisted of the following at August 31, 1998:

                  Computer and office equipment           $          8,875
                  Furniture and fixtures                            14,078
                  --------------------------------------------------------------
                                                                    22,953
                  Less accumulated depreciation         (            3,259)
                  --------------------------------------------------------------

                                                          $         19,694
                  ==============================================================

------------------------------------------------------------------------------------------------------------------------
NOTE 6.           DEBT
------------------------------------------------------------------------------------------------------------------------
                  Notes Payable

                  Notes payable consisted of the following at August 31, 1998:

                  Unsecured  10% note payable due  September  28, 1998;  the note holder is to be issued 20,000 shares of common stock upon  repayment of the note. The note is
                    currently in default.                                                           $        50,000

                  Unsecured note payable;  interest at 18%; principal and interest due October 7,
                    1999.  Repaid on October 7, 1998.                                                        25,910

                  Unsecured note payable to officer;  interest at 10%; principal and interest due
                    March 31, 1999                                                                            5,000
                  ------------------------------------------------------------------------------------------------------

                                                                                                    $        80,910
                  ======================================================================================================

                 Convertible Debt

                 Convertible debt consisted of notes payable with interest at 10% per annum due quarterly, principal and unpaid interest due on dates ranging from December 16, 1998 through July 27, 1999. Principal on the notes is convertible into the Company's common stock at $.80 per share. Quarterly interest payments were not made in accordance with the terms of certain notes and accordingly, approximately $11,000 of unpaid interest is included in accrued liabilities at August 31, 1998. Subsequent to August 31, 1998, holders of $200,000 of convertible debt agreed to convert their notes into common stock (see Note 2). In connection therewith, the converted notes were classified as long-term obligations at August 31, 1998.

                 Interest expense on all debt amounted to $18,900 for the year ended August 31, 1998.

--------------------------------------------------------------------------------
NOTE 7.           COMMON STOCK
--------------------------------------------------------------------------------

                  As of August 31, 1998, the Company had not issued stock certificates and warrants issuable in connection with stock and warrant sales and founding stockholder shares due, however, as the Company is obligated to issue these shares and warrants, for financial reporting purposes, all are deemed to be issued and outstanding.

                  On December 2, 1997, the Company implemented a Stock Option Plan (the "Plan") which provides, with prior approval by the Board of Directors, for the issuance of options to eligible persons at prices established by the board and set forth in the Plan. The aggregate number of shares of common stock that may be issued pursuant to the exercise of options is 500,000 shares. Through December 18, 1998 there have been no options granted.

--------------------------------------------------------------------------------
NOTE 7.           COMMON STOCK (Continued)
--------------------------------------------------------------------------------

                  On December 15, 1997, pursuant to a Private Placement Memorandum, the Company offered 100,000 units of CMSI for $1.25 per unit. Each unit consisted of one share of common stock and two Class A warrants. Each Class A warrant, exercisable during the one year period beginning March 31, 1998, entitles the holder to purchase one share of common stock and one Class B warrant for $1.75. Each Class B warrant, exercisable during the same period, entitles the holder to purchase one share of common stock for $2.50. In connection with the offering, the Company sold 62,250 units for total consideration of approximately $78,000. Costs associated with this offering amounted to approximately $40,000.

                  On October 28, 1998, in connection with the name change to USA Service Systems, Inc., and in anticipation of the merger (discussed below) with Princeton Management Corporation ("Princeton"), the Company notified all warrant holders that their warrants could be replaced with shares on a one share for two warrant basis. The warrant replacement increased total shares of common stock deemed issued and outstanding to 1,694,500. Also in anticipation of the merger, the Company implemented a stock split of the outstanding shares of the Company's common stock plus 250,000 shares known to be due upon the conversion of certain convertible debt such that the total number of shares deemed issued and outstanding increased to 3,500,000.

                  On November 17, 1998, the Company entered into a Share Exchange Agreement and Plan of Reorganization with Princeton, a non-operating public shell. The Agreement provided for the exchange of 3,750,000 restricted shares of common stock of Princeton for all (3,500,000) of the issued and outstanding shares of the Company. This merger was treated for accounting purposes as a capital transaction. As the Company is the accounting acquirer in this "reverse acquisition," the financial statements of Princeton are considered to be a continuation of the Company. Concurrent with this merger, Princeton changed its name to USA Service Systems, Inc.

--------------------------------------------------------------------------------
NOTE 8.           INCOME TAXES
--------------------------------------------------------------------------------

                  The income tax benefit consisted of the following:

                                                                                              Years Ended
                                                                                August 31, 1998         August 31, 1997
                  ---------------------------------------------------------------------------------------------------------
                  Current benefit:
                    Federal                                                    $              -        $             -
                    State                                                                     -                      -

                  Deferred benefit:
                    Federal                                                  (          130,827)     (          15,289)
                    State                                                    (            6,885)     (             764)

                  Increase in valuation allowance                                       137,712                 16,053
                  ---------------------------------------------------------------------------------------------------------

                                                                               $              -        $             -
                  =========================================================================================================

--------------------------------------------------------------------------------
NOTE 8.           INCOME TAXES (Continued)
--------------------------------------------------------------------------------

                  At August 31, 1998, the components of deferred tax assets were as follows:
                  Allowance for doubtful accounts                                                    $         11,212
                  Benefit of net operating loss carryforwards                                                 142,553
                  ------------------------------------------------------------------------------------------------------
                       Total deferred tax assets                                                              153,765

                  Less valuation allowance                                                         (          153,765)
                  ------------------------------------------------------------------------------------------------------

                  Net deferred tax asset                                                             $              -
                  ======================================================================================================

                  The effective tax rates for the years ended August 31, 1998 and 1997 differed from the federal statutory tax rates principally due to net increases in the valuation allowances.

                  As of August 31, 1998, the Company had net operating loss carryforwards for federal income tax reporting purposes of approximately $385,000 which expire beginning in 2017.

--------------------------------------------------------------------------------
NOTE 9.           COMMITMENTS AND CONTINGENCIES
--------------------------------------------------------------------------------

                  Office Lease

                  In August 1997, the Company entered into an agreement to lease office space in Coral Springs, Florida under a non-cancellable operating lease. The lease expires August 31, 2000.

                  Future minimum lease payments are as follows:
                  1999                                                                              $          16,695
                  2000                                                                                         17,530
                  ------------------------------------------------------------------------------------------------------

                                                                                                    $          34,225
                  ======================================================================================================

                  Rent expense amounted to $15,711 for the year ended August 31, 1998.

--------------------------------------------------------------------------------
NOTE 10.          SUBSEQUENT EVENTS
--------------------------------------------------------------------------------

                  Consulting Agreement

                  On October 2, 1998, the Company entered into a Consulting Agreement (the "Agreement") with an entity (the "Consultants") to provide the Company with financial consulting services.

--------------------------------------------------------------------------------
NOTE 10.          SUBSEQUENT EVENTS (Continued)
--------------------------------------------------------------------------------

                  In connection with the November 17, 1998 merger (see Note 7) and certain consulting services defined in the Agreement, the Company paid the Consultants $212,500 in consideration. Total consideration due from the Company pursuant to the Agreement includes up to 720,000 shares of the Company's common stock and other cash payments.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    USA SERVICE SYSTEMS, INC.


                                                    By:  /s/ George Pursglove
                                                         ----------------------
                                                         George Pursglove
                                                         President


DATED:  April 19, 1999